UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 7, 2009
SCM Microsystems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-29440	77-0444317

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Oskar-Messter-Str. 13, Ismaning, Germany,		85737

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: +49 89 95 95 5000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
On October 7, 2009, Werner Koepf, Chairman of the Board of SCM Microsystems, Inc. (“SCM” or the “Company”), informed the Company that he will agree to resign as a member of SCM’s Board of Directors, and any committee thereof, effective upon the closing of the previously announced proposed business combination of the Company with Bluehill ID AG, to create a vacancy that will be filled with a Bluehill ID appointee. Mr. Koepf also notified the Company that he intends to continue to stand for re-election at the Company’s upcoming 2009 Annual Meeting of Stockholders which is being held on October 29, 2009. As previously disclosed in the Company’s Current Report on Form 8-K filed September 21, 2009, the proposed business combination is subject to the satisfaction of several conditions, including the approval by the Company’s stockholders of the issuance of shares of the Company’s common stock in connection with the business combination, and assuming that all conditions to closing are satisfied, is not expected to close for several months. In the event that Mr. Koepf is re-elected at the 2009 Annual Meeting and the proposed business combination is not consummated, Mr. Koepf’s agreement to resign would not become effective and he would continue to serve as a director on SCM’s board of directors until the earlier of his subsequent resignation or removal, or until his successor is duly appointed or elected.
Forward-Looking Statements
This Current Report contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the proposed combination with Bluehill ID and the issuance of the shares of the Company’s common stock to shareholders of Bluehill ID who accept the offer, and the risks and uncertainties related to the occurrence of future events. These forward-looking statements are based on management’s current expectations, assumptions, estimates and projections. Certain factors that could cause actual events not to occur as expressed in the forward-looking statement include, but are not limited to, (i) the failure to obtain the necessary approval of SCM’s stockholders, and (ii) the occurrence of a “Termination Event,” as such term is defined in the Business Combination Agreement by and between the Company and Bluehill ID. Other potential risks and uncertainties are discussed in SCM’s reports and other documents filed with the SEC from time to time. SCM assumes no obligation to update the forward-looking information. Such forward-looking statements are based upon many estimates and assumptions and are inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of SCM’s management. Inclusion of such forward-looking statements herein should not be regarded as a representation by SCM that the statements will prove to be correct.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
This communication is being made in respect of the proposed business combination involving SCM and Bluehill ID. In connection with the proposed transaction, SCM plans to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement relating to a special meeting of its stockholders to approve the issuance of the shares to shareholders of Bluehill ID who accept the offer, as well as other documents regarding the proposed transaction. SCM will mail the definitive proxy statement to its stockholders. SECURITY HOLDERS OF SCM ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SCM AND THE PROPOSED TRANSACTION.
In addition to the documents described above, SCM files annual, quarterly and current reports, proxy statements and other information with the SEC. Security holders will be able to obtain free copies of the Registration Statement and the proxy statement (when available) and other documents filed by SCM with the SEC at the SEC’s website at www.sec.gov or at SCM’s website at www.scmmicro.com.

THIS COMMUNICATION IS FOR INFORMATION PURPOSES ONLY AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH SUCH SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.
SCM and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from SCM stockholders in respect of the proposed business combination. A description of direct and indirect interests, by security holdings or otherwise, of the SCM directors and executive officers is set forth in SCM’s proxy statement for its 2009 annual meeting, which was filed with the SEC on September 10, 2009. Additional information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in connection with the proposed business combination and a description of their interests will be contained in the definitive proxy statement relating to the SCM special meeting of its stockholders to approve the issuance of the shares to shareholders of Bluehill ID who accept the offer and in other relevant materials filed with the SEC. You can obtain free copies of these documents from SCM at SCM’s website at www.scmmicro.com when they become available.
Item 8.01 Other Events
The information set forth above in Item 5.02 is hereby incorporated by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCM Microsystems, Inc.
October 13, 2009	By:	/s/ Felix Marx
		Name:	Felix Marx
		Title:	Chief Executive Officer